GENERAL DEVICES, INC.
PRO-FORMA CONSOLIDATED BALANCE SHEET (RESTATED AND UNAUDITED)
DECEMBER 31, 2004

Assets	General Devices, Inc.	Aduromed Corporation	Consolidating Entries	Pro-forma Consolidated
Current assets
Cash	$652	$11,958		$12,610
Accounts receivable	—	196,431		196,431
Loans receivable	—	27,815		27,815
Costs in excess of billings	—	59,184		59,184
Prepaid expenses	556			556
Inventories	—	62,345		62,345
Other current assets	500	—	—	500
Total current assets	1,708	357,733	—	359,441
Property, plant and equipment	—	11,991		11,991
Other assets
Security deposits	—	4,114		4,114
Total other assets	—	4,114	—	4,114
Total assets	$1,708	$373,838	$—	$375,546
Liabilities and stockholders' equity (deficit)
Current liabilities
Accounts payable and accrued liabilities	$14,998	$479,262		$494,260
Billings in excess of costs	—	84,053		84,053
Customer advances	—	30,362	—	30,362
Total current liabilities	14,998	593,677	—	608,675
Other liabilities
Notes payable	—	88,971		88,971
Notes payable to related parties	—	236,470	—	236,470
Total current liabilities	—	325,441	—	325,441
Total liabilities	14,998	919,118	—	934,116
Stockholders' equity (deficit)
Common stock	23,479	91,510	(91,510)	23,479
Additional paid in capital	2,359,352	348,590	(2,304,611)	403,331
Accumulated deficit	(2,396,121)	(985,380)	2,396,121	(985,380)
Total stockholders' equity (deficit)	(13,290)	(545,280)	—	(558,570)
Total liabilities and stockholders' equity (deficit)	$1,708	$373,838	$—	$375,546

See notes to unaudited pro-forma consolidated financial statements

GENERAL DEVICES, INC.
PRO-FORMA CONSOLIDATED BALANCE SHEET (RESTATED AND UNAUDITED)
SEPTEMBER 30, 2005

Assets	General Devices, Inc.	Aduromed Corporation	Consolidating Entries	Pro-forma Consolidated
Current assets
Cash	$53,570	$35,427		$88,997
Accounts receivable	—	533,248		533,248
Loans receivable	—	58,947		58,947
Costs in excess of billings	—	36,824		36,824
Prepaid expenses	902	60,537		61,439
Inventories	—	65,599	—	65,599
Total current assets	54,472	790,582	—	845,054
Property, plant and equipment	—	17,535		17,535
Other assets
Security deposits	—	4,114		4,114
Total other assets	—	4,114	—	4,114
Total assets	$54,472	$812,231	$—	$866,703
Liabilities and stockholders' equity (deficit)
Current liabilities
Accounts payable and accrued liabilities	$10,899	$486,960		$497,859
Lines of credit payable		450,000		450,000
Billings in excess of costs	—	49,118		49,118
Customer advances	—	341,915	—	341,915
Total current liabilities	10,899	1,327,993	—	1,338,892
Other liabilities
Notes payable	—	129,300		129,300
Notes payable to related parties	—	435,245	—	435,245
Total current liabilities	—	564,545	—	564,545
Total liabilities	10,899	1,892,538	—	1,903,437
Stockholders' equity (deficit)
Common stock	35,979	105,856	(105,856)	35,979
Additional paid in capital	2,471,852	639,098	(2,358,402)	752,548
Accumulated deficit	(2,464,258)	(1,825,261)	2,464,258	(1,825,261)
Total stockholders' equity (deficit)	43,573	(1,080,307)	—	(1,036,734)
Total liabilities and stockholders' equity (deficit)	$54,472	$812,231	$—	$866,703

See notes to unaudited pro-forma consolidated financial statements

GENERAL DEVICES, INC.
PRO-FORMA STATEMENT OF OPERATIONS (RESTATED AND UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 2004

	General Devices, Inc.	Aduromed Corporation	Consolidating Entries	Pro-forma Consolidated
Sales revenues	$—	$2,285,198	$—	$2,285,198
Cost of goods sold	—	1,504,392	—	1,504,392
Gross profit	—	780,806	—	780,806
Operating expenses
Operating expenses	—	701,671	—	701,671
General and administrative	80,623	323,834	—	404,457
Total operating expenses	80,623	1,025,505	—	1,106,128
Net operating loss	(80,623)	(244,699)	—	(325,322)
Other income (expense)
Interest income	82	2	—	84
Interest expense	—	(34,843)	—	(34,843)
Other	—	20	—	20
Total other income (expense)	82	(34,821)	—	(34,739)
Net loss before taxes	(80,541)	(279,520)	—	(360,061)
Provision for income tax benefit	—	—	—	—
Net loss	$(80,541)	$(279,520)	$—	$(360,061)

See notes to unaudited pro-forma consolidated financial statements

GENERAL DEVICES, INC.
PRO-FORMA STATEMENT OF OPERATIONS (RESTATED AND UNAUDITED)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

	General Devices, Inc.	Aduromed Corporation	Consolidating Entries	Pro-forma Consolidated
Sales revenues	$—	$1,403,202	$—	$1,403,202
Cost of goods sold	—	959,209	—	959,209
Gross profit	—	443,993	—	443,993
Operating expenses
Operating expenses	—	786,326	—	786,326
General and administrative	68,137	400,421	—	468,558
Total operating expenses	68,137	1,186,747	—	1,254,884
Net operating loss	(68,137)	(742,754)	—	(810,891)
Other income (expense)
Interest income	—	4	—	4
Interest expense	—	(56,556)	—	(56,556)
Other	—	3	—	3
Total other income (expense)	—	(56,549)	—	(56,549)
Net loss before taxes	(68,137)	(799,303)	—	(867,440)
Provision for Income tax benefit	—	—	—	—
Net loss	$(68,137)	$(799,303)	$—	$(867,440)

See notes to unaudited pro-forma consolidated financial statements

GENERAL DEVICES, INC.

NOTES TO UNAUDITED PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2004

1.    BASIS OF PRESENTATION

The unaudited pro-forma consolidated financial statements include the accounts of General Devices, Inc. (General), GD MergerSub, Inc., and Aduromed Corporation (Aduromed). General acquired Aduromed in a stock exchange on January 23, 2006. The acquisition transaction is treated as a reverse merger, in which Aduromed is treated as the accounting acquirer. Thus, the financial statements will be primarily those of Aduromed with the adopted capital structure of General.

General is the registrant, a Delaware company incorporated on June 6, 2000. General has a fiscal year end of December 31, and currently has no operations other than the acquisition of Aduromed on January 23, 2006. The audited balance sheet of General as of December 31, 2004, as filed with Form 10-KSB is presented in the pro-forma consolidated balance sheet as of December 31, 2004. The unaudited balance sheet of General as of September 30, 2005, as filed with Form 10-QSB is presented in the pro-forma consolidated balance sheet as of September 30, 2005. The audited statement of operations of General for the year ended December 31, 2004, as filed with Form 10-KSB is presented in the pro-forma consolidated statement of operations for the year then ended. The unaudited statement of operations of General for the nine months ended September 30, 2005, as filed with Form 10-QSB is presented in the pro-forma consolidated statement of operations for the nine months then ended. During the nine months ended September 30, 2005. General had no operations other than general and administrative expenses.

Aduromed was incorporated in Delaware on August 1, 2002. The audited balance sheet of Aduromed as of December 31, 2004 is included in the pro-forma consolidated balance sheet as of December 31, 2004, and the unaudited balance sheet of Aduromed as of September 30, 2005 is presented in the pro-forma consolidated balance sheet as of September 30, 2005. The audited statement of operations of Aduromed for the year ended December 31, 2004 is presented in the pro-forma consolidated statement of operations for the year then ended, and the unaudited statement of operations of Aduromed for the nine months ended September 30, 2005 is presented in the pro-forma consolidated statement of operations for the nine months then ended.

2.    CONSOLIDATING ENTRIES

The consolidating entries on the pro-forma consolidated balance sheet are to agree retained earnings to those of Aduromed, and to adjust common stock and additional paid in capital accounts to the capital structure of the registrant.

There are no consolidating entries on the pro-forma consolidated statements of operations.

3.    RESTATEMENT OF FINANCIAL STATEMENTS

Subsequent to the publication of the financial statements management revised its estimates of certain asset valuations which had a material impact on the results of operations of the Company. Consequently, these financial statements have been restated to reflect those revised estimates. The valuation placed on the deferred tax asset was previously $255,044 and $177,502 at December 31, 2004 and 2003, but has been restated as $0 because the future profitability of the Company cannot be assured. This revaluation also applies to the income tax benefits previously reported on the statements of operations, causing an increase in net loss of $77,542 and $177,502 for the years ended December 31, 2004 and 2003. The Company also reevaluated its accounting for goodwill since the business combination referenced in Note 2. Goodwill previously stated as $351,571 and $283,015 as of December 31, 2004 and 2003 has been restated as $0 due to a re-evaluation of the facts and circumstances that existed at the time of the business combination. The transaction was previously accounted for under purchase accounting rather than as a transfer under common control. The restatement has the effect of reclassifying 2002 goodwill as a dividend to the sellers of $256,748 and increasing the net losses for the years ended December 31, 2004 and 2003 by $68,556 and $26,267. The aggregate effect of the restatements is the increase in accumulated deficit at January 1, 2003 of $256,748 and the increase in net loss for the years ended December 31, 2004 and 2003 of $146,098 and $206,769.